Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Contingent Liabilities
NOTE 21. CONTINGENT LIABILITIES

We are party to numerous lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. In evaluating these matters on an ongoing basis, we take into account amounts already accrued on the balance sheet. In our opinion, although the outcomes of these proceedings are uncertain, they should not have a material adverse effect on our financial position, results of operations or cash flows.

We have contractual obligations to purchase certain goods or services from various other parties. Our purchase obligations are expected to be approximately $20,274 in 2021, $21,275 in total for 2022 and 2023, $11,142 in total for 2024 and 2025 and $17,919 in total for years thereafter.

See Note 13 for a discussion of collateral and credit-risk contingencies.